UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2014
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On October 31, 2014, Chemical Financial Corporation ("Chemical") completed its previously announced all cash acquisition ("Acquisition") of Northwestern Bancorp, Inc. ("Northwestern") pursuant to an Agreement and Plan of Merger dated March 10, 2014 (the "Plan of Merger"). The Plan of Merger is filed as Exhibit 2.1 to this report and is here incorporated by reference.
As a result of the Acquisition, Northwestern was merged with and into Chemical, with Chemical as the surviving corporation, and Northwestern Bank, Northwestern's wholly-owned subsidiary bank, was consolidated with and into Chemical Bank, Chemical's wholly-owned subsidiary bank, with Chemical Bank as the surviving bank. As a result of the Acquisition, Chemical will deliver approximately $121 million in cash to former holders of Northwestern common stock and stock options.
Before completion of the Acquisition, there were no material relationships among Chemical or any of its affiliates and Northwestern or any of its affiliates, except those provided for in the Plan of Merger.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 31, 2014, John Pelizzari was appointed to the Board of Directors of Chemical Financial Corporation ("Chemical") effective November 1, 2014.
Mr. Pelizzari was appointed to the Board of Directors pursuant to the Plan of Merger. Chemical completed its acquisition of Northwestern on October 31, 2014. Mr. Pelizzari is a former director of Northwestern.
Mr. Pelizzari will be entitled to receive compensation for his service as a director consistent with the compensation paid to other directors as described in Chemical's Proxy Statement for Chemical's April 21, 2014 annual meeting of shareholders.

Item 7.01	Regulation FD Disclosure.
On October 31, 2014, Chemical Financial Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. The information under this Item 7.01 and the Exhibit are furnished to, and not filed with, the Securities and Exchange Commission (the "Commission").

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

2.1
Agreement and Plan of Merger, dated March 10, 2014. Previously filed as Exhibit 2.1 to Chemical's Current Report on Form 8-K dated March 10, 2014, filed with the SEC on March 11, 2014. Here incorporated by reference.

99.1 Press Release dated October 31, 2014. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 31, 2014	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

2.1
Agreement and Plan of Merger, dated March 10, 2014. Previously filed as Exhibit 2.1 to Chemical's Current Report on Form 8-K dated March 10, 2014, filed with the SEC on March 11, 2014. Here incorporated by reference.

99.1	Press Release dated October 31, 2014. This Exhibit is furnished to, and not filed with, the Commission.

4